 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 17, 2023

The Estée Lauder Companies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York		10153
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
212-572-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	EL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Estée Lauder Companies Inc. (the "Company") held its Annual Meeting of Stockholders on November 17, 2023. Each share of the Company’s Class A Common Stock was entitled to one vote per share, and each share of the Company’s Class B Common Stock was entitled to ten votes per share. The matters voted upon and the results of the combined votes of Class A Common Stock and Class B Common Stock are set forth below.

Proposal One: Election of Directors.

Stockholders elected each of the following nominees as Class III directors to hold office for a term of three years until the 2026 Annual Meeting and until his or her successor is elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charlene Barshefsky	1,354,062,134	85,584,162	15,014,964
Angela Wei Dong	1,380,827,338	58,818,958	15,014,964
Fabrizio Freda	1,381,920,671	57,725,625	15,014,964
Gary M. Lauder	1,371,173,899	68,472,397	15,014,964
Jane Lauder	1,372,161,980	67,484,316	15,014,964

The continuing Class I Directors are Paul J. Fribourg, Jennifer Hyman, Arturo Nuñez, and Barry S. Sternlicht. The continuing Class II Directors are Ronald S. Lauder, William P. Lauder, Richard D. Parsons, Lynn Forester de Rothschild, Jennifer Tejada, and Richard F. Zannino.

Proposal Two: Ratification of Appointment of Independent Auditors.

Stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending June 30, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,451,927,876	2,335,397	397,987	—
Proposal Three: Advisory Vote on Executive Compensation.

Stockholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,318,781,590	120,291,814	572,892	15,014,964
Proposal Four: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.

Stockholders voted as follows on the frequency of the advisory vote on executive compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,436,849,777	278,890	2,069,391	448,238	15,014,964

Taking into consideration the votes of the stockholders, the Company has determined that an advisory vote on executive compensation will be held every year until the next required advisory vote on the frequency of the advisory vote on executive compensation.

Item 9.01 Financial Statements and Exhibits

(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibit

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date:	November 21, 2023	By:	/s/ Maureen Sladek
Maureen Sladek
Vice President, Senior Corporate Counsel and
Assistant Secretary

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